EXHIBIT 99.7


FFML04F3 - Price/Yield - A2A

Balance        $200,174,000.00    Delay              0
Coupon         1.2                Dated              5/27/2004
Settle         5/27/2004          First Payment      6/25/2004

Price                               100.00000

                         -----------------------------------------------------------------------------------------------------------
                   Yield               1.2030               1.2030               1.2030                1.2030                1.2030
                     WAL                 2.08                 1.36                 1.00                  0.78                  0.63
        Principal Window        Jun04 - Jan09        Jun04 - May07        Jun04 - Jul06         Jun04 - Jan06         Jun04 - Sep05
                         -----------------------------------------------------------------------------------------------------------


               LIBOR_1MO                 1.10                 1.10                 1.10                  1.10                  1.10
               LIBOR_6MO                 1.33                 1.33                 1.33                  1.33                  1.33
                  Prepay      50 PricingSpeed      75 PricingSpeed     100 PricingSpeed      125 PricingSpeed      150 PricingSpeed
     Optional Redemption              Call (Y)             Call (Y)             Call (Y)              Call (Y)              Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML04F3 - Price/Yield - A2C

Balance           $58,562,000.00           Delay                     0
Coupon            1.6                      Dated                     5/27/2004
Settle            5/27/2004                First Payment             6/25/2004

Price                               100.00000


                            --------------------------------------------------------------------------------------------------------
                      Yield                1.6053              1.6053              1.6053               1.6053               1.6053
                        WAL                 12.32                8.37                6.15                 4.39                 2.74
           Principal Window         Jul13 - Feb18       Jul10 - Oct13       Nov08 - Apr11        Jan07 - Oct09        Jun06 - Sep08
                            --------------------------------------------------------------------------------------------------------

                  LIBOR_1MO                  1.10                1.10                1.10                 1.10                 1.10
                  LIBOR_6MO                  1.33                1.33                1.33                 1.33                 1.33
                     Prepay       50 PricingSpeed     75 PricingSpeed    100 PricingSpeed     125 PricingSpeed     150 PricingSpeed
        Optional Redemption               Call (Y)            Call (Y)            Call (Y)             Call (Y)             Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML04F3 - Price/Yield - M1

Balance            $95,891,000.00           Delay                     0
Coupon             1.6                      Dated                     5/27/2004
Settle             5/27/2004                First Payment             6/25/2004

Price                                     100


                          ----------------------------------------------------------------------------------------------------------
                    Yield              1.6053               1.6053               1.6053                1.6053                1.6053
                      WAL                9.17                 6.19                 4.81                  4.43                  4.33
         Principal Window       Nov08 - Feb18        Jun07 - Oct13        Oct07 - Apr11         Feb08 - Oct09         Aug08 - Sep08
                          ----------------------------------------------------------------------------------------------------------


                LIBOR_1MO                1.10                 1.10                 1.10                  1.10                  1.10
                LIBOR_6MO                1.33                 1.33                 1.33                  1.33                  1.33
                   Prepay     50 PricingSpeed      75 PricingSpeed     100 PricingSpeed      125 PricingSpeed      150 PricingSpeed
      Optional Redemption             Call (Y)             Call (Y)             Call (Y)              Call (Y)              Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML04F3 - Price/Yield - M2

Balance            $79,910,000.00           Delay                     0
Coupon             2.25                     Dated                     5/27/2004
Settle             5/27/2004                First Payment             6/25/2004

Price                                     100


                        -----------------------------------------------------------------------------------------------------------
                  Yield               2.2605               2.2605                2.2605                2.2605                2.2605
                    WAL                 9.17                 6.19                  4.73                  4.12                  4.00
       Principal Window        Nov08 - Feb18        Jun07 - Oct13         Aug07 - Apr11         Oct07 - Oct09         Dec07 - Sep08
                        -----------------------------------------------------------------------------------------------------------


              LIBOR_1MO                 1.10                 1.10                  1.10                  1.10                  1.10
              LIBOR_6MO                 1.33                 1.33                  1.33                  1.33                  1.33
                 Prepay      50 PricingSpeed      75 PricingSpeed      100 PricingSpeed      125 PricingSpeed      150 PricingSpeed
    Optional Redemption              Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.